                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                    ----------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported)    October 15, 2004
                                                 ----------------------

                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        0-26534                  13-3671221
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

     4 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
                                                     -------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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Section 5-Corporate Governance and Management.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On October 15, 2004, Vion appointed Ann Cahill, 43, to Vice President,
Clinical Development. Ann Cahill joined the Company in January 2002 as Director,
Clinical Affairs. In October 2003 she was promoted to Senior Director, Clinical
Affairs. Prior to joining the Company, she was a member of the project management group of Schering-Plough Corporation for five years, including leadership roles in clinical affairs for hepatitis and medical oncology. From
1985 to 1997, Ms. Cahill was a physician associate in a medical oncology practice. Ms. Cahill received her B.S. degree from Duke University and her
Physician Associate degree from Yale University.

         In connection with Ms. Cahill's appointment, the Company entered into a severance agreement with Ms. Cahill, pursuant to which she would be entitled to certain payments in the event she loses her employment during the twelve-month period following a "change in control," as defined in the agreement.
Specifically, if a "change in control" occurs, she will be entitled to a lump sum severance payment equal to the sum of twelve months of her monthly base salary as in effect as of the date of termination or immediately prior to the change in control, whichever is greater, plus the average of the last two cash bonus payments made to her prior to the change in control. Ms. Cahill would also be entitled to all payments necessary to provide her with group health insurance benefits substantially similar to those which she was receiving immediately prior to the date of termination until the earlier of 18 months after such termination or the date she has obtained new full-time employment. The foregoing amounts are not payable if her termination is because of her death, by us for cause, or by her other than for good reason.

         The severance agreement with Ms. Cahill is effective as of October 15,
2004.

Item 9.01(c)  Exhibits.

Exhibit 99.1  Press release, dated October 15, 2004, announcing addition to senior management team.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.

Date: October 15, 2004                      By: /s/ Howard B. Johnson
                                                --------------------------------
                                                Name: Howard B. Johnson
                                                Title: President and Chief
                                                       Financial Officer

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                                  EXHIBIT INDEX

99.1     Press release, dated October 15, 2004, announcing addition to senior management team.

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